Disposal Group Held For Sale and Discontinued Operations	12 Months Ended
Dec. 31, 2025
Disposal Group Held For Sale and Discontinued Operations [Abstract]
DISPOSAL GROUP HELD FOR SALE AND DISCONTINUED OPERATIONS

Note 13:- DISPOSAL GROUP HELD FOR SALE AND DISCONTINUED OPERATIONS

On August 13, 2025, Sapiens International Corporation N.V. (“Sapiens”), which was a subsidiary of the Company at that time, announced that it had entered into a definitive agreement to be acquired by Advent International, a leading global private equity investor, for $43.50 per common share in an all-cash transaction (the “Transaction”).

Under the terms of the Transaction, the Company agreed to retain a significant minority ownership interest in Sapiens through an indirect holding structure. Following completion of the Transaction, the Company holds approximately an 18.68% equity interest in Sapiens through SI Swan UK Topco Limited (“SI Swan”), the ultimate parent company of Sapiens.

On November 19, 2025, Sapiens held an extraordinary general meeting of shareholders, at which all proposals required to approve the Transaction were duly approved.

On December 17, 2025, the Transaction was completed. Immediately prior to the closing, the Company held approximately 43.5% of the outstanding share capital of Sapiens. In connection with the Transaction, the Company (i) sold 17,418,214 Sapiens common shares for aggregate cash consideration of $757,692, and (ii) contributed 6,896,552 Sapiens common shares to SI Swan in exchange for equity interests therein. The contributed shares were valued at $300,000 for purposes of the Transaction. The retained investment in SI Swan is accounted for fair value through profit or loss.

As a result of the Transaction, the Company’s direct equity interest in Sapiens was replaced with an indirect equity interest of approximately 18.68% in SI Swan, and the Company ceased to have a controlling financial interest in Sapiens. Accordingly, the Company deconsolidated Sapiens as of the closing date and recognized a net gain on disposal of approximately $578,314.

1)	Below are data of the operating results attributed to the discontinued operation:

	Year ended December 31,
	2025	2024	2023

Revenues	565,834	542,380	514,584
Cost of Revenues	332,834	303,423	292,046

Gross profit	233,000	238,957	222,538

Research and development expenses, net	74,448	66,302	63,476
Selling, marketing, general and administrative expenses	163,389	85,467	77,739

Operating income (loss)	(4,837)	87,188	81,323
Finance expenses (income), net	(175)	(2,324)	3,543

Income (loss) before taxes on income	(4,662)	89,512	77,780
Taxes on income (tax benefit)	14,172	17,891	14,241

Net Income (loss) discontinued operation	(18,834)	71,621	63,539

Income from sale of discontinued operation, net	578,314	-	-

Net Income from discontinued operation	559,480	71,621	63,539

Net Income (loss) from discontinued operation Attributable to:
Non-controlling interests from discontinued operations	(10,485)	40,494	35,264
Formula’s shareholders from discontinued operations	569,965	31,127	28,275

Net Income from discontinued operation	559,480	71,621	63,539

Net earnings per share attributable to Formula’s shareholders :
Earnings per share from discontinued operations (basic)	37.24	2.04	1.85
Earnings per share from discontinued operations (diluted)	36.09	1.99	1.82
2)	Below are data of the net cash flows provided by (used in) the discontinued operation:

	Year ended December 31,
	2025	2024	2023

Net cash provided by (used in) discontinued operating activities	58,931	91,913	89,580
Net cash provided by (used in) discontinued investing activities	(62,766)	12,778	(72,780)
Net cash provided by (used in) discontinued financing activities	(68,953)	(51,481)	(41,094)

Total net cash provided by (used in) discontinued operation	(72,788)	53,210	(24,294)